Exhibit t

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ Christopher M. Toub
Christopher M. Toub	Trustee	March 27, 2024

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ William R. Rybak
William R. Rybak	Trustee	March 27, 2024

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ Virginia G. Breen
Virginia G. Breen	Trustee	March 27, 2024

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ John E. Neal
John E. Neal	Trustee	March 27, 2024

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ Lloyd A. Wennlund
Lloyd A. Wennlund	Trustee	March 27, 2024

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Erik D. Ojala, J. Christopher Jackson, and Susan L. Schoenberger and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible Opportunities and Income Fund.

Signature	Title	Date

/s/ Karen L.Stuckey
Karen L.Stuckey	Trustee	March 27, 2024